UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2019 (September 20, 2019)

Frontier FundS

FRONTIER LONG/SHORT COMMODITY FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01. Other Events.

Effective September 20, 2019, Frontier Fund Management, the managing owner of the Registrant, removed Red Oak Commodity Advisors, Inc (“Red Oak”), a major commodity trading advisor for the Frontier Long/Short Commodity Fund. Red Oak was accessed through the Galaxy Plus Managed Account platform.

The current major commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account Platform and/or reference programs for the Frontier Long/Short Commodity Fund are:

●	Emil Van Essen, LLC

●	JE Moody & Company, LLC

●	Quest Partners, LLC

●	Rosetta Capital Management, LLC

●	Welton Investment Partners, LLC

As a result of the removal of Red Oak, the managing owner has made the following allocation adjustments to Frontier Long/Short Commodity Fund.

As of September 23, 2019, the allocation of the assets of the Frontier Long/Short Commodity Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Long/Short Commodity Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of September 23, 2019 (expressed as a percentage of aggregate notional exposure to commodity trading programs)

Emil van Essen LLC (accessed via Galaxy Plus Fund – Emil Van Essen STP Feeder Fund (516) LLC)	15%

JE Moody & Company LLC	18%

Landmark Trading Company (accessed via Galaxy Plus Fund – LRR Feeder Fund (522) LLC)	10%

Rosetta Capital Management, LLC (accessed via Galaxy Plus Fund – LRR Feeder Fund (522) LLC)	37%

Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC))	20%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds
(Registrant)

Date: September 25, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Fund,
a Series of Frontier Funds
(Registrant)

Date: September 25, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Fund, a Series of Frontier Funds

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